                                                                  Exhibit 10.11

                         SECOND AMENDED AND RESTATED
                        REGISTRATION RIGHTS AGREEMENT


     THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "Agreement") is dated this 3rd day of April, 1998, by and among ILD TELESERVICES, INC., a Delaware corporation (the "Company"), INTELLICALL, INC., a Delaware corporation ("Intellicall"), TRIAD-ILD PARTNERS, L.P., a Georgia limited partnership ("Triad I"), TRIAD-ILD PARTNERS II, L.P., a Georgia limited partnership ("Triad II"), TRIAD-ILD PARTNERS III, L.P., a Georgia limited partnership ("Triad III")(Triad I, Triad II and Triad III shall collectively be referred to as "Triad-ILD"), MORRIS TELECOMMUNICATIONS, LLC, a Georgia limited liability company ("Morris"), REGINALD P. MCFARLAND, a Georgia resident ("McFarland"); STEPHENS HOLDING COMPANY ("Stephens"), CLARK ENTERPRISES, INC. ("Clark"), NELSON E. BOWERS, a Tennessee resident ("Bowers"), and WILLIAM K. HOLMES, a Georgia resident; as stockholders of the Company (collectively, the "Stockholders");


                             W I T N E S S E T H:

     WHEREAS, the Company and certain of the Stockholders are parties to that certain Amended and Restated Registration Rights Agreement dated December 15, 1997 (the "Current Rights Agreement"), pursuant to which such Stockholders were afforded certain rights to participate in the registration of their shares of common stock of the Company;

     WHEREAS, in connection with the transfer of certain stock of the Company from Intellicall to certain of the Stockholders, the parties desire to restate this agreement to add such other stockholders; and

     WHEREAS, the parties desire to execute this Second Amended and Restated Registration Rights Agreement to provide for registration, under the Securities Act of 1933, as amended (together with any successor federal statute, the "Securities Act"), of the shares of the Company's common stock owned by the Stockholders, including shares of the Company's common stock issued upon conversion of Series A preferred stock ("Series A Shares"), Series B convertible preferred stock or other convertible securities or convertible instruments, together with any other shares of common stock of the Company hereafter acquired by any Stockholder (the "Shares").

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

          1.   REGISTRATION RIGHTS.

          (a) INCIDENTAL RIGHTS. If at any time or from time to time the Company proposes to file with the United States Securities and Exchange Commission (the "Commission"), a registration statement for the registration under the Securities Act of any shares of common stock of the Company for sale to the public by the Company or on behalf of stockholders of the Company, including any Stockholder, for cash (excluding any shares of common stock issuable by the Company upon the exercise of employee stock options or in connection with the merger or consolidation of the Company with one or more other corporations if the Company is the surviving corporation), the Company shall give all Stockholders who then hold any Shares at least ten (10) days, but not more than ninety (90) days, prior written notice of the filing of the proposed registration statement. The notice shall include a list of the states and foreign jurisdictions, if any, in which the Company intends to qualify such shares and the stock exchange or service on which the Company proposes to list the common stock. Upon the written request of one or more of the Stockholders received by the Company within twenty-one (21) days of the date the Company notified the Stockholders of its intention to file such registration statement, the Company shall, subject to the conditions and in accordance with the procedures set forth in paragraphs (c) and (d) of this Section 1, and at its own expense as provided in Section 3 of this Agreement, use its best efforts to include in the coverage of such registration statement and to qualify for sale under the blue sky or securities laws of the various states, the number of Shares (herein called the "Specified Shares") held by and requested to be registered by such Stockholders; provided, that if the managing underwriter for the Company indicates in writing that the effect of including all or part of the Specified Shares in the coverage of such registration statement will materially and adversely affect the sale of the shares of common stock proposed to be sold by the Company (which statement of the managing underwriter shall also state the maximum number of shares of common stock (herein called the "Maximum Shares", if any, which can be sold by stockholders of the Company without materially adversely affecting the sale of the shares of common stock proposed to be sold by the Company), then each such Stockholder shall have the right, subject to the incidental registration rights existing as of the date hereof issued by the Company to Sirrom Capital Corporation and Reedy River Ventures, L.P. (as warrant holders or holders of convertible notes)(which the Company represents and warrants to the Stockholders are identical in all material respects and PARI PASSU to the rights herein), to include in such registration statement its respective pro rata portion of the Maximum Shares, determined by dividing the number of Shares held by such Stockholder by the total number of Shares held by all stockholders requesting their Shares to be registered. In the event that: (i) any Stockholder (an "Overalloted Stockholder") requesting registration has requested registration of more shares than that Stockholder's pro rata portion of the Maximum Shares and
     (ii) any other Stockholder (an "Underalloted Stockholder") requesting such registration has requested registration of fewer shares than such Stockholder's pro rata portion of the Maximum Shares, then each Overalloted Stockholder shall have the right, subject to the rights of Sirrom Capital Corporation and Reedy River Ventures, L.P., to include in such registration statement its pro rata portion of the Maximum Shares with respect to which the Underalloted Stockholders shall not have requested registration, determined by dividing the number of shares of common stock held by such Overalloted Stockholder by the total number of shares of common stock owned by all stockholders requesting registration. Notwithstanding the foregoing, each of the Stockholders hereby agrees and acknowledges that it shall not exercise any of its rights hereunder in connection with the initial public offering of shares of common stock by the Company effected pursuant to the approved terms for an initial public offering adopted by at least 80% of the board of directors of the Company.

          Subject to the foregoing and without in any way limiting the types of registrations to which this paragraph (a) applies, if the Company at any time or from time to time effects any "shelf registrations" under Rule 415 promulgated under the Securities Act ("Rule 415"), or any other similar rule or regulation, then for each shelf registration effected by the Company, the Company shall take all necessary action, including, without limitation, the filing of post-effective amendments, to permit the Stockholders to include their shares in such registrations in accordance with this paragraph (a), provided that the Company shall not be required to include any shares in such registration by post-effective amendment to the extent that the amount of such shares, when added to the number of shares of common stock theretofore or contemporaneously to be sold by the Company under such Registration Statement, would exceed the total number of shares of common stock registered thereunder.

          Other than as provided in this Agreement, in no event shall the Company be required to amend any registration statement filed pursuant to this Section 1(a) after it has become effective or to amend or supplement any prospectus to permit the continued disposition of Shares registered under any registration except in connection with a registration statement complying with Rule 415. The Stockholders agree not to sell under a registration statement complying with Rule 415 during any period in which the Company is engaged in a stock repurchase program.

          The Company shall have the right to select any underwriters, including the managing underwriter, of any public offering of shares of common stock subject to the provisions of this paragraph (a). Nothing in this paragraph
     (a) shall create any liability on the part of the Company to any Stockholder if the Company for any reason should decide not to file such a registration statement.

          (b) MANDATORY RIGHTS. On not more than one occasion during the period commencing at least one hundred and eighty (180) days after the Company has undertaken an initial public offering of its capital stock and such stock becomes listed on a National Stock Exchange (the "Commencement Date") and ending on that date when all Shares held by the Stockholders are eligible for resale pursuant to Rule 144 (the "Ending Date") (the period between the Commencement Date and Ending Date, the "Stockholder Demand Period"), any Stockholder, or a group of Stockholders, who hold individually or in the aggregate not less than 50,000 Shares, shall have the right (but only one right), upon written request, to cause the Company to prepare and file, promptly after receipt of such request and in any case within 90 days thereof, and thereafter use its best efforts to cause to become effective, a registration statement under and complying in all material respects with the Securities Act covering such number of Shares constituting common stock of the Company as shall be specified in the request of such Stockholder(s) for the sole purpose of distributing such stock to the equity holders of such Stockholder(s), which request shall not be less than 25,000 Shares, as may be adjusted by a stock recapitalization (the "Stockholder Registration Statement"). For purposes hereof, National Stock Exchange shall mean the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market System. Notwithstanding the foregoing:

               (i) The Company may delay the filing of a Stockholder Registration Statement for a reasonable period if, in the reasonable judgment of the Company, the Company would be required to include in such registration statement material information which at that time has not been disclosed publicly and cannot be disclosed publicly without a risk of a material disruption of a major corporate development or transactions then pending or in progress or without a risk of other material consequence to the Company or an affiliate of the Company; provided, however, that the duration of the delay shall not exceed one hundred twenty (120) days from the date the Company receives written registration request from the requesting Stockholder(s); and further provided, that in the event of any such deferral, any requesting Stockholder(s) shall have the right to withdraw the request for registration by delivering written notice of such withdrawal to the Company and such withdrawn request shall not be considered such Stockholder's permitted request for registration under this Section 1(b);

               (ii) If the effective date of the Stockholder Registration Period would otherwise be forty-five (45) days after, but prior to ninety (90) days after, the end of the Company's most recently completed fiscal year, and if the Securities Act requires the Company to include audited financial statements (as of the end such fiscal years), then the Company may delay the filing of the Stockholder Registration Statement for such period as is reasonably necessary to include therein its audited financial statements for such fiscal year. In no event shall such Stockholder Registration Statement be filed later than the ninety-first (91st) day after the end of such recently completed calendar years; and provided further, under no event shall the Company be obligated to effect any registration under this Section 1(b) if such registration would require the Company to: (x) furnish any financial statements other than as of the end of a fiscal quarter,
          (y) furnish any audited financial statements of the Company other than as of the end of the fiscal year unless the Stockholder agrees to bear the expense of preparing such financial statements, or (z) furnish any audited financial statements of any other entity not otherwise available unless the Stockholder agrees to bear the expense of preparing such financial statements; and

               (iii) The Company shall have no obligation to prepare and file a Stockholder Registration Statement if at the time of the Company's receipt of the Stockholder's registration request the Company is contractually committed not to register securities for a specified period but in such event the Stockholder's request shall be withdrawn and not be considered such Stockholder's permitted request for registration under this Section 1(b).

               (iv) In the event of the filing of any registration statement under the Securities Act pursuant to this Section 1(b) which covers at least 25,000 Shares (as may be adjusted upwards by a stock recapitalization), the Company shall have the right to require the Stockholder to make such distribution pursuant to procedures mutually acceptable to the Company and the Stockholder.

          (c) DISTRIBUTION ARRANGEMENTS. The Stockholders agree that, in disposing of the Shares owned by them, they will comply with Rules 10b-2, l0b-6 and 10b-7 and any other applicable rules promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

          (d) COVENANTS AND PROCEDURES. The Stockholders understand that they have certain registration rights pursuant to this Section 1 with respect to the Shares, but other than as specifically set forth in this Section 1, the Company has not covenanted and is not obligated to furnish a registration statement under the Securities Act covering the Shares, to file a notification with respect to the Shares or to take any other action that would make available an exemption from registration. If the Company becomes obligated under the provisions of paragraph (a) or (b) of this
     Section 1 to effect registration of shares of common stock on behalf of a Stockholder, the Company, at its own expense as provided in Section 3, shall prepare and file with the Commission a registration statement covering such shares of common stock and use its best efforts to cause such registration statement to become effective; and the Company will file such post-effective amendments to such registration statement (and use its best efforts to cause them to become effective) and such supplements as are necessary so that current prospectuses are at all times available for a period of at least 90 days after the effective date of such registration statement or for such longer period, not to exceed 180 days, as may be required under the plan or plans of distribution set forth in such registration statement. Each Stockholder shall promptly provide the Company with such information with respect to such Stockholder's shares of common stock to be so registered and, if applicable, the proposed terms of the offering or distribution thereof as is required for such registration. Further, if the shares of common stock to be covered by the registration statement are not to be sold to or through underwriters acting for the Company, the Company shall (i) deliver to the Stockholders as promptly as practicable as many copies of preliminary prospectuses as the Stockholders may reasonably request, and such Stockholders shall keep a written record of the distribution of such preliminary prospectuses and shall refrain from delivery of such preliminary prospectuses in any manner or under any circumstances which would violate the Securities Act or the securities laws of any other jurisdiction, including the various states of the United States, (ii) deliver to the respective Stockholders, as soon as practicable after the effective date of the registration statement, and from time to time thereafter during such 90-day period, or such longer period as is herein provided, as many copies of the prospectuses required to be delivered in connection with the registration of shares of common stock to be sold or distributed under the registration statement as the Selling Stockholders may reasonably request, and (iii) in case of the happening, after the effective date of such registration statement and during such 90-day period, or such longer period as is herein provided, of any event or occurrence which would be set forth in an amendment of or supplement to such prospectus to make any statements therein not misleading, give the Stockholders written notice thereof and prepare and furnish to the Stockholders, in such quantities as they may reasonably request, copies of such amended prospectus or of such supplement to be attached to the prospectus in order that the prospectus, as so amended or supplemented, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (e) In connection with the offering of any Shares pursuant to this Agreement, the Company shall take such action as may be necessary to: (i) qualify or register the Shares to be sold under the securities or "blue sky" laws of such jurisdictions as may be reasonable requested by the Stockholders; provided, however, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any such jurisdiction in which it is not then qualified, (ii) list the Shares to be subject to the registration statement on a National Stock Exchange, and
     (iii) provide a CUSIP number for the Shares not later than the effective date of the registration statement.

     2. INDEMNIFICATION. In the event of any registration under the Securities Act pursuant to this Agreement of shares of common stock held by any Selling Stockholder, the Company will hold harmless such Selling Stockholder and each underwriter of such securities and each other person, if any, who controls, such Selling Stockholder or such underwriter, against any losses, claims, damages or liabilities, joint or several, to which such Selling Stockholder or such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse such Selling Stockholders and each such underwriter and each such controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage or liability unless such arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary prospectus or final prospectus or such amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such Selling Stockholder or such underwriter specifically for use in the preparation thereafter.

     It shall be a condition precedent to the obligation of the Company to include in any registration statement any shares of common stock then held by a Selling Stockholder that the Company shall have received an undertaking satisfactory to it and its counsel from each Selling Stockholder, to indemnify and hold harmless (in the same manner and to the same extent as set forth in the preceding paragraph of this Section 2) the Company, each director of the Company, each officer of the Company who shall sign such registration statement and any person who controls the Company within the meaning of the Securities Act, (i) with respect to any statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, if such statement or omission was made in reliance upon and in conformity with information furnished to the Company through an instrument duly executed by such Selling Stockholder specifically for use in the preparation of such registration statement, preliminary prospectus or final prospectus or such amendment or supplement thereto, and (ii) with respect to compliance by such Selling Stockholder with applicable laws in effecting the sale or other disposition of the shares of common stock covered by such registration statement.

     Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this Section 2, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses incurred by the latter in connection with the defense thereof.

     3. EXPENSES. All expenses incurred by the Company in connection with any registration statement covering Shares offered by any Selling Stockholder, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company and the expense of qualifying such Shares under state blue sky laws, shall be borne by the Company; provided, however, that (i) all underwriting expenses to be incurred by the Selling Stockholders, including underwriter's discounts and commissions, (ii) all fees and disbursements of counsel for any of the Selling Stockholders, and (iii) all expenses which are to be paid by the Selling Stockholders under Section 1(b)(ii) or Section 1(d)(ii) hereof, shall be borne by such Selling Stockholders with each Selling Stockholder bearing that portion of such expenses that the Shares held by such Selling Stockholder and being registered bears to the total number of shares being registered by the Stockholders as a group. It shall be a condition precedent to the obligations of the Company to take any action to include Shares of any Selling Stockholder in any registration statement that the Company shall have received an undertaking satisfactory to the Company from such Selling Stockholder to pay all expenses required to be paid by such Selling Stockholder pursuant to this Section 3.

     4. DISPOSITIONS DURING REGISTRATION. If so requested by the Company, each Selling Stockholder will agree, upon the registration of any of such Selling Stockholder's shares of common stock at any time during the period to which this Agreement applies, not to sell or otherwise dispose of any Shares (other than common stock covered by such registration, which may be sold in accordance with the plan or plans of distribution described in the registration statement) owned by such Selling Stockholder for a period of 30 days following the effective date of such registration statement, or for such longer period as may be required under the plan or plans of distribution set forth in such registration statement.

     5. RIGHTS TRANSFERABLE. All registration rights and benefits set forth in this Agreement, including indemnification by the Company, shall be transferable in connection with the transfer of Shares owned by any Stockholder otherwise than pursuant to a registration statement of the Company in connection with a public offering of common stock.

     6. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if hand delivered or sent by overnight delivery by a reputable courier company with confirmation of receipt, or by first class registered or certified mail (return receipt requested), postage prepaid, to the Company at 14651 Dallas Parkway, Suite 905, Dallas, Texas 75240 and to the Stockholders at the address set forth below, unless subsequently changed by written notice. Any notice shall be deemed to be effective when it is received.

     7. ENTIRE AGREEMENT. This Agreement expressly supersedes the Registration Rights Agreement dated as of May 10, 1996 and represents the entire agreement of the parties with respect to the subject matter hereof, and shall not be amended, modified or changed except by written instrument executed by all other parties hereto.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                   THE COMPANY:

                                   ILD TELESERVICES, INC.

                                   By: /s/ Dennis J. Stoutenburgh
                                       ------------------------------------
                                           Dennis J. Stoutenburgh
                                           Title:  President

                                   ADDRESS:
                                           --------------------------------

                                           --------------------------------



                                   STOCKHOLDERS:

                                   INTELLICALL, INC.

                                   By: /s/ John Carradine
                                       ------------------------------------
                                   Title: Chief Financial Officer

                                   ADDRESS:
                                           --------------------------------

                                           --------------------------------



                                   TRIAD-ILD PARTNERS, L.P.
                                   By:  Triad-ILD, Inc.
                                   Its General Partner

                                   /s/ Michael F. Lewis
                                   ----------------------------------------
                                   Michael F. Lewis, President

                                   ADDRESS:  13000 Sawgrass Village Circle
                                             Suite 5
                                             Ponte Vedra Beach, Florida 32082

                                   MORRIS TELECOMMUNICATIONS, LLC

                                   By: /s/ Edward Brooks
                                       -------------------------------------
                                   Title: VP/CFO
                                          ----------------------------------

                                   ADDRESS:  27 Abercorn St.
                                             -------------------------------
                                             Savannah, Ga. 31401
                                             -------------------------------



                                   TRIAD-ILD PARTNERS II, L.P.
                                   By:  Triad-ILD, Inc.
                                   Its General Partner

                                   /s/ Michael F. Lewis
                                   -----------------------------------------
                                   Michael F. Lewis, President

                                   ADDRESS:  13000 Sawgrass Village Circle
                                             Suite 5
                                             Ponte Vedra Beach, Florida 32082


                                   MCFARLAND

                                   By: /s/ Reginald P. McFarland
                                       -------------------------------------
                                   Reginald P. McFarland

                                   ADDRESS:
                                           ---------------------------------

                                           ---------------------------------


                                   TRIAD-ILD PARTNERS III, L.P.
                                   By:Triad-ILD, Inc., Its General Partner

                                   /s/ Michael F. Lewis
                                   -----------------------------------------
                                   Michael F. Lewis, President

                                   ADDRESS:  13000 Sawgrass Village Circle
                                             Suite 5
                                             Ponte Vedra Beach, Florida 32082


[SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                   STEPHENS HOLDING COMPANY

                                   By: /s/ C. Ray Gash
                                       -------------------------------------
                                   Title: Vice President
                                          ----------------------------------

                                             [CORPORATE SEAL]

                                   ADDRESS:
                                           ---------------------------------

                                           ---------------------------------



                                   CLARK ENTERPRISES, INC.

                                   By: /s/ Robert Flanagan
                                       -------------------------------------
                                   Title: Executive Vice President
                                          ----------------------------------

                                   ADDRESS:
                                           ---------------------------------

                                           ---------------------------------



                                   BOWERS

                                   By: /s/ Nelson E. Bowers
                                       -------------------------------------
                                   Nelson E. Bowers

                                   ADDRESS:  217 Colmore Cir.
                                             -------------------------------
                                             Lookout Mtn., TN 38300
                                             -------------------------------


                                   HOLMES

                                   By: /s/ William K. Holmes
                                       -------------------------------------
                                   William K. Holmes

                                   ADDRESS:  760 Fieldstone Dr.
                                             -------------------------------
                                             Macon, Georgia 31210
                                             -------------------------------

                                   BEARD

                                   By: /s/ Tom Beard
                                       -------------------------------------
                                   Thomas V. Beard

                                   ADDRESS:
                                           ---------------------------------

                                           ---------------------------------



                                   STOUTENBURGH

                                   By: /s/ Dennis J. Stoutenburgh
                                       -------------------------------------
                                   Dennis J. Stoutenburgh

                                   ADDRESS:  2804 Rosedale Ave.
                                             -------------------------------
                                             Dallas, TX 75205
                                             -------------------------------



                                   DARNELL

                                   By: /s/ J. David Darnell
                                       -------------------------------------
                                   J. David Darnell

                                   ADDRESS:  4303 Brattan Bay.
                                             -------------------------------
                                             Dallas, TX 75287
                                             -------------------------------


                                   KAHRS

                                   By: /s/ Daniel W. Kahrs
                                       -------------------------------------
                                   Daniel W. Kahrs

                                   ADDRESS:  6906 Waggoner Place
                                             -------------------------------
                                             Dallas, TX 75230
                                             -------------------------------